                 U.S. SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-A

            FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                 PURSUANT TO SECTION 12(b) OR (g) OF THE

                        SECURITIES ACT OF 1934

                          SHEER VENTURES INC.

                     ---------------------------

        (Exact name of Registrant as specified in its charter)

                NEVADA                     Applied For

             -------------              ----------------

              (State of                   (IRS Employer

              incorporation               Identification

              or organization             Number)

475 Howe Street, Suite 1030

Vancouver, British Columbia

Canada                                          V6C 2B3

---------------------------------              ----------

(Address of principal                          (Zip Code)

executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class             Name of each exchange of which

to be so registered             each class is to be registered

  Not Applicable                       Not Applicable

  --------------                       --------------

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.

[   ]

If this form relates to the registration of a class of securities pursuant to section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.

[ X ]

Securities Act registration statement file number to which this form relates:  333-117644 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common stock, par value $0.001

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Item 1.  Description of Registrant’s Securities to be Registered.

The description of securities contained in the Registrant’s Registration Statement on Form SB-2, as amended, filed with the commission (File 333-117644) is incorporated by reference into this registration statement.

Item 2.  Exhibits

Exhibit

Number            Description

  3.1*             Articles of Incorporation

  3.2*             Bylaws

5.1*             Legal opinion of Joseph I. Emas, with consent to

                 use

 10.1*             Mineral Property Purchase Agreement

 23.1*             Consent of Manning Elliott, Chartered Accountants

* Incorporated herein by reference to the exhibits of the same number in Registrant’s Registration Statement on Form SB-2.

                              SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Sheer Ventures Inc.

By:/s/ Doug Berry

                              ------------------------------

Doug Berry

                              President, Chief Executive

                              Officer, Secretary, Treasurer

                              principal accounting officer and

                         director

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